Filed Pursuant to Rule 497(e)

Registration No. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Westwood Mighty MitesSM Fund (the “Fund”)

Supplement dated December 20, 2012, to the Fund’s Summary Prospectuses and the

Trust’s Prospectuses and Statement of Additional Information

dated January 27, 2012, as supplemented February 9, 2012,

March 9, 2012 and September 25, 2012

Effective January 1, 2013, Walter K. Walsh will no longer serve as portfolio manager of the Fund. The Fund will continue to be co-managed by Mario J. Gabelli, CFA, Laura S. Linehan, CFA, and Elizabeth M. Lilly, CFA.

To reflect this change, effective January 1, 2013, all references to Walter K. Walsh contained in the Summary Prospectuses, Prospectuses and Statement of Additional Information are deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE